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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        -----------------------------

                                SCHEDULE 13G

                  UNDER THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 2)


                         Life Medical Sciences, Inc.
                        -----------------------------
                              (Name of Issuer)


                   Common Stock, par value $.001 per share
                        -----------------------------
                       (Title of Class of Securities)


                                 53215M 10 1
                        -----------------------------
                               (CUSIP Number)




                        -----------------------------

    Check the following box if a fee is being paid with this statement / / (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (SEE Rule 13d-7.)

The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  Page 1 of __ Pages

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CUSIP NO. 53215M 10 1                   13G                  Page 2 of 9 Pages


1  NAME OF REPORTING PERSONS - MAGAR INC.
   S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*     (a) [ ]

                                                         (b) [ ]

3  SEC USE ONLY

4  CITIZENSHIP OR PLACE OF ORGANIZATION

                                  DELAWARE



NUMBER OF SHARES        5  SOLE VOTING POWER
BENEFICIALLY                        0
OWNED BY EACH
REPORTING PERSON        6  SHARED VOTING POWER
WITH                           857,500 (1)

                        7  SOLE DISPOSITIVE POWER
                                    0

                        8  SHARED DISPOSITIVE POWER
                               857,500 (1)




 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
    857,500(1)


10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
    [ ]


11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
    21.30% (2)

12  TYPE OF REPORTING PERSON*
         CO


           *SEE INSTRUCTIONS BEFORE FILLING OUT!

(1) Represents shares of Common Stock held of record by Magar Inc.

(2) Based on 4,025,000 shares of Common Stock outstanding.

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CUSIP NO. 53215M 10 1                   13G                  Page 3 of 9 Pages



1  NAME OF REPORTING PERSONS - IRWIN M. ROSENTHAL
   S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*     (a) [ ]

                                                         (b) [ ]

3  SEC USE ONLY

4  CITIZENSHIP OR PLACE OF ORGANIZATION

              USA



NUMBER OF SHARES        5  SOLE VOTING POWER
BENEFICIALLY                      0
OWNED BY EACH
REPORTING PERSON        6  SHARED VOTING POWER
WITH                           891,500 (1)

                        7  SOLE DISPOSITIVE POWER
                                  0

                        8  SHARED DISPOSITIVE POWER
                               891,500 (1)


 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
       891,500


10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*



11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
           22.15% (2)



12  TYPE OF REPORTING PERSON*
              IN



                        *SEE INSTRUCTIONS BEFORE FILLING OUT!


(1) Represents 857,500 shares of Common Stock held of record by Magar Inc., and 34,000 shares of Common Stock held of record by the reporting person which are pledged to an individual as security for a loan to the reporting person.

(2) Based on 4,025,000 shares of Common Stock outstanding.

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CUSIP NO. 53215M 10 1                   13G                  Page 4 of 9 Pages



1  NAME OF REPORTING PERSONS - HERBERT MOSKOWITZ
   S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*     (a) [ ]

                                                         (b) [ ]

3  SEC USE ONLY

4  CITIZENSHIP OR PLACE OF ORGANIZATION
              USA



NUMBER OF SHARES        5  SOLE VOTING POWER
BENEFICIALLY                   250,127 (1)
OWNED BY EACH
REPORTING PERSON        6  SHARED VOTING POWER
WITH                           857,500 (2)

                        7  SOLE DISPOSITIVE POWER
                               250,127 (1)

                        8  SHARED DISPOSITIVE POWER
                               857,500 (2)


9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
    1,107,627


10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
    [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
    26.55% (3)

12  TYPE OF REPORTING PERSON*
        IN



                        *SEE INSTRUCTIONS BEFORE FILLING OUT!


(1) Includes 147,430 shares of Common Stock currently issuable upon exercise of 49,110 Class A Warrants and 49,110 Class B Warrants (including 49,110 Class B Warrants underlying such Class A Warrants) owned by the reporting person.

(2) Represents shares of Common Stock held of record by Magar Inc.

(3) Based on 4,025,000 shares of Common Stock outstanding plus 147,430 shares of Common Stock which the reporting person has a right to acquire upon exercise of Class A Warrants and Class B Warrants (including Class B Warrants underlying such Class A Warrants).

CUSIP NO. 53215M 10 1                   13G                  Page 5 of 9 Pages



1  NAME OF REPORTING PERSONS - MARTIN D. FIFE
   S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*     (a) [ ]

                                                         (b) [ ]

3  SEC USE ONLY

4  CITIZENSHIP OR PLACE OF ORGANIZATION
           USA


NUMBER OF SHARES        5  SOLE VOTING POWER
BENEFICIALLY                    44,911
OWNED BY EACH
REPORTING PERSON        6  SHARED VOTING POWER
WITH                            857,500 (1)

                        7  SOLE DISPOSITIVE POWER
                                44,911

                        8  SHARED DISPOSITIVE POWER
                                857,500 (1)

9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
    902,411

10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
    [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
    22.42% (2)

12  TYPE OF REPORTING PERSON*
           IN

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!


(1) Represents shares of Common Stock held of record by Magar Inc.

(2) Based on 4,025,000 shares of Common Stock outstanding.

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                                                               Page 6 of 9 Pages

This Statement further amends the Schedule 13G, dated February 10, 1993, filed by the reporting persons (and another individual) with respect to the Common Stock, $.001 par value per share, of the issuer, as amended by Amendment No. 1 thereto dated May 19, 1994.

ITEM 1(a).

The name of the issuer is Life Medical Sciences, Inc. (the "Company").

ITEM 1(b).

The address of the issuer's principal executive offices is 214 Carnegie Center, Princeton, New Jersey, 08540.

ITEM 2(a).

See the responses set forth in item (1) on pages two through six hereof for the names of the persons filing this statement.

ITEM 2(b).

The addresses of the principal business offices of the persons filing this statement are:


Magar Inc.                                 616 Washington
                                           Guilderland, New York  12084

Irwin M. Rosenthal                         c/o Rubin Baum Levin Constant
                                             & Friedman
                                           30 Rockefeller Plaza
                                           New York, New York  10112

Herbert Moskowitz                          616 Washington Court
                                           Guilderland, New York  12084

Martin D. Fife                             405 Lexington Avenue, 33rd floor
                                           New York, NY  10112



ITEM 2(c).

See the responses set forth in item (4) on pages two through six hereof for the citizenship or place of organization of the persons filing this statement.

ITEM 2(d).

The title of the class of securities for which this statement is being filed is Common Stock, $.001 par value per share ("Common Stock").


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                                                               Page 7 of 9 Pages

ITEM 2(e).

The CUSIP number of the class of securities for which this statement is being filed is 53215M 10 1

ITEM 3. IF THIS STATEMENT IS FILED PURSUANT TO RULE 13D-1(B), OR 13D-2(B), CHECK WHETHER THE PERSON FILING IS:

Not applicable.

ITEM 4.  OWNERSHIP

See the responses set forth in items (5)-(9) and (11) on pages two through five hereof for information relating to beneficial ownership of Common Stock of the Company.

ITEM 5.  OWNERSHIP OF FIVE PERCENT OR LESS OF A CLASS

If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following .

ITEM 6.  OWNERSHIP OF MORE THAN FIVE PERCENT ON BEHALF OF ANOTHER PERSON

Irwin M. Rosenthal, Herbert Moskowitz and Martin D. Fife each have a right to receive certain percentages of dividends with respect to, and proceeds from the sale of, shares of Common Stock of the Company held by Magar Inc. to the extent such amounts constitute profits of Magar Inc.

During January 1994, Magar Inc. borrowed funds from National Westminster Bank USA (the "Bank") and, to date, has pledged 450,000 of the shares of the Company's Common Stock owned by it to the Bank as security for the repayment of such funds. In the event of default on the loan, the Bank shall have the right to vote and/or dispose of such shares.

Irwin M. Rosenthal has pledged to an individual 34,000 shares of Common Stock held of record by Mr. Rosenthal as security for a loan to Mr. Rosenthal from such individual. In the event of default on the loan, such individual shall have the right to vote and/or dispose of such shares.

ITEM 7. IDENTIFICATION AND CLASSIFICATION OF THE SUBSIDIARY WHICH ACQUIRED THE SECURITY BEING REPORTED ON BY THE PARENT HOLDING COMPANY

Not applicable.

ITEM 8.  IDENTIFICATION AND CLASSIFICATION OF MEMBERS OF THE GROUP

Not applicable.

                                                               Page 8 of 9 Pages

ITEM 9.  NOTICE OF DISSOLUTION OF GROUP

Not applicable.

ITEM 10.  CERTIFICATION

Not applicable.

                                                               Page 9 of 9 Pages

                                      SIGNATURE

    After reasonable inquiry and to the best knowledge and belief of the undersigned, the undersigned certify that the information set forth in this statement is true, complete and correct.


                                                Date:  February 14, 1995


                                                MAGAR INC.

                                                By: /s/ MARTIN D. FIFE
                                                    -------------------------
                                                    Martin D. Fife, Chairman

                                                    /s/ IRWIN M. ROSENTHAL
                                                    -------------------------
                                                    Irwin M. Rosenthal

                                                    /s/ MARTIN D. FIFE
                                                    -------------------------
                                                    Martin D. Fife

                                                    /s/ HERBERT MOSKOWITZ
                                                    -------------------------
                                                    Herbert Moskowitz




         The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

         NOTE. Six copies of this statement, including all exhibits, should be filed with Commission.

         ATTENTION. Intentional misstatements or omissions of fact constitute Federal criminal violations (SEE 18 U.S.C. 1001).

                                    EXHIBIT INDEX


EXHIBIT                                                                     PAGE

(1) Agreement among reporting persons .......................................

The undersigned hereby agree to the filing, on behalf of each of us, of Amendment No. 2 to the Schedule 13G covering shares of Common Stock, $.001 par value per share, of Life Medical Sciences, Inc. and consent to the inclusion of this document as an exhibit to such Amendment.


                                            Date: February 14, 1995

                                            MAGAR INC.


                                            By:      /s/ MARTIN D. FIFE
                                                 ------------------------------
                                                 Martin D. Fife, Chairman


                                                      /s/IRWIN M. ROSENTHAL
                                                 ------------------------------
                                                 Irwin M. Rosenthal


                                                      /s/MARTIN D. FIFE
                                                 ------------------------------
                                                 Martin D. Fife


                                                   /s/HERBERT MOSKOWITZ
                                                 ------------------------------
                                                 Herbert Moskowitz

The undersigned hereby agree to the filing, on behalf of each of us, of Amendment No. 2 to the Schedule 13G covering shares of Common Stock, $.001 par value per share, of Life Medical Sciences, Inc. and consent to the inclusion of this document as an exhibit to such Amendment.


                                            Date: February 14, 1995

                                            MAGAR INC.


                                            By:      /s/ MARTIN D. FIFE
                                                 ------------------------------
                                                 Martin D. Fife, Chairman


                                                      /s/IRWIN M. ROSENTHAL
                                                 ------------------------------
                                                 Irwin M. Rosenthal


                                                      /s/MARTIN D. FIFE
                                                 ------------------------------
                                                 Martin D. Fife


                                                   /s/HERBERT MOSKOWITZ
                                                 ------------------------------
                                                 Herbert Moskowitz